EXHIBIT 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 7, 2008 and is entered into by and among J. RAY MCDERMOTT, S.A., a Panamanian corporation (the “Borrower”), CERTAIN OF THE GUARANTORS executing the signature pages hereto, CERTAIN LENDERS (as such term is defined in the hereinafter described Credit Agreement) listed on the signature pages hereto (the “Lenders”), and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, “Administrative Agent”) and as Collateral Agent (in such capacity, “Collateral Agent”), and is made with reference to that certain CREDIT AGREEMENT dated as of June 6, 2006 (as amended by the First Amendment dated as of August 4, 2006, the Second Amendment dated as of December 1, 2006, the Third Amendment dated as of July 9, 2007 and the Fourth Amendment dated as of July 20, 2007, the “Credit Agreement”) by and among Borrower, Lenders, Administrative Agent and the other agents party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
          WHEREAS, subject to certain conditions provided for herein, the Lenders are willing to agree to such amendments.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
     SECTION I. Amendments
1.1 Amendments to Cover Page and Recitals.
          A. The cover page of the Credit Agreement is hereby amended by deleting the reference to “$500,000,000” and replacing it with “$800,000,000”.
          B. The first and second recitals of the Credit Agreement are hereby amended and replaced in their entirety as follows:
          WHEREAS, the Borrower has requested the Lenders to extend credit in an aggregate principal amount of up to $800,000,000 on the terms and conditions set forth in this Agreement (and its related schedules and exhibits) in order to recapitalize its existing indebtedness, including its Existing Secured Notes (the “Recapitalization”) and for working capital needs and other general corporate purposes;
          WHEREAS, the Lenders and the Issuers have agreed to extend certain senior secured credit facilities to the Borrower, in an aggregate amount not to exceed $800,000,000, consisting of a Revolving Facility available at any time and from time to time on or after the Effective Date but prior to the Revolving Facility Termination Date, which will be used to issue Letters of Credit and for Revolving Loans the proceeds of which shall be used for working capital needs and for general corporate purposes, in accordance with this Agreement;
1.2 Amendments to Article I: Definitions.
          A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
          “Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of April 7, 2008 among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders listed on the signature pages thereto.
          “Fifth Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the Fifth Amendment.
          B. Section 1.1 of the Credit Agreement is hereby further amended by deleting the reference to “$400,000,000” in the definition of “Revolving Facility” and replacing it with “$800,000,000”.
1.3 Amendments to Section 2.1: The Commitments
          The first sentence of Section 2.1(a) is hereby amended and replaced in its entirety as follows:
          “On the terms and subject to the conditions contained in this Agreement, each Lender under the Revolving Facility severally agrees to make loans (each a “Revolving Loan”) to the Borrower from time to time on any Business Day during the period from the Effective Date until the Revolving Facility Termination Date in Dollars in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment; provided, however, that at no time shall any Lender be obligated to make a Revolving Loan in excess of such Lender’s Revolving Commitment.”
1.4 Amendments to Section 7.13: Post-Closing Covenants
     Section 7.13 of the Credit Agreement is hereby amended by inserting new clauses (k) and (l) immediately after clause (j) thereof, such clauses (k) and (l) to read in their entirety as follows:
“(k) Collateral Documents. Within 30 Business Days after the Fifth Amendment Effective Date (or such longer period of time as permitted by the Collateral Agent in its sole reasonable discretion), the Borrower shall deliver to the Collateral Agent any new Mortgages and all amendments or supplements to any existing Mortgages, duly executed by the applicable Loan Party, and any other documentation necessary or reasonably advisable in connection with the transactions contemplated by the Fifth Amendment to be filed, registered or recorded in order to create or maintain in favor of the Collateral Agent for the ratable benefit of the Secured Parties a valid, legal and perfected first-priority Lien (subject only to Liens permitted under the Credit Agreement) on, and security interest in, the Collateral; provided that the Borrower shall have 60 Business Days (or such longer period of time as permitted by the Collateral Agent in its sole reasonable discretion) to deliver any such amendments to Mortgages and related documentation with respect to the McDermott Derrick Barge No. 26 and Barmada McDermott (L) Limited.
(l) Opinions. Within 30 Business Days after the Fifth Amendment Effective Date (or such longer period of time as permitted by the Collateral Agent in its sole reasonable discretion), the Administrative Agent shall have received favorable written opinions, in each case in substantially the form agreed to by the Administrative Agent and the Borrower as of the Fifth Amendment Effective Date, of (A) Arias, Fábrega & Fábrega, (B) Gardere Wynne Sewell LLP, (C) Reed Smith Richards Butler LLP, and (D) Clarke Gittens & Farmer.
1.5 Amendments to Schedule I: Commitments
     Schedule I of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the new Schedule I annexed hereto as Exhibit A. Each Lender that is not, prior to the Fifth Amendment Effective Date, a party to the Credit Agreement as a Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a “Lender” under the Loan Documents (and the Borrower and Guarantors hereby acknowledge it is a “Lender”) and will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender. The Administrative Agent and each Lender hereby agrees that the Commitments set forth on the new Schedule I annexed hereto as Exhibit A shall be effective as of the Fifth Amendment Effective Date.
     SECTION II. CONDITIONS TO EFFECTIVENESS
          This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”):

          A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower, each of the Guarantors, Requisite Lenders and 100 % of all the affected Lenders (including each new Lender that is not, prior to the Fifth Amendment Effective Date, a party to the Credit Agreement).
          B. Opinions. The Administrative Agent shall have received favorable written opinions of (a) Baker Botts L.L.P., counsel to the Loan Parties, and (b) Liane K. Hinrichs, Vice President, General Counsel and Corporate Secretary of the Borrower, in each case dated as of the Fifth Amendment Effective Date addressing such matters as the Administrative Agent may reasonably request.
     SECTION III. REAFFIRMATION OF CREDIT SUPPORT
          A. Each of the Borrower and each Guarantor (each, individually, a “Credit Support Party” and, collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment but, with respect to any increased Commitment amount, after giving effect to the amendments to the Mortgages pursuant to Section 7.13(k) of the Credit Agreement, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the Indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.
          B. Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.
     SECTION IV. REPRESENTATIONS AND WARRANTIES
          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true and correct in all material respects:
          A. Corporate Power and Authority. The Borrower and each Guarantor has all requisite corporate or other organizational power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents.
          B. Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate or other organizational action on the part of the Borrower and each Guarantor.

          C. No Conflict. The execution and delivery by the Borrower and each Guarantor of this Amendment does not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of the Borrower or any such Guarantor or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any Guarantor, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Credit Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any such Guarantor (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of the Borrower or any Guarantor except for such approvals or consents which will be obtained on or before the Fifth Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
          D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by the Borrower or any Guarantor, except, with respect to any increased Commitment amount, the amendments to the Mortgages to be entered into pursuant to Section 7.13(k) of the Credit Agreement and for such actions, consents and approvals the failure of which to obtain or make could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
          E. Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each such Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article IV of the Credit Agreement are and will be true and correct in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default, except for the events expressly being waived hereby.

     SECTION V. MISCELLANEOUS
          A. Effect on the Credit Agreement and the Other Loan Documents.
          (i) Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (ii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents except as otherwise expressly provided for herein.
          B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
          C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
          D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	J. RAY MCDERMOTT, S.A.
By:
		Name:	James C. Lewis
		Title:	Vice President and Treasurer

GUARANTORS:	GLOBAL ENERGY-MCDERMOTT LIMITED
J. RAY MCDERMOTT ENGINEERING, LLC
J. RAY MCDERMOTT SOLUTIONS, INC.
J. RAY MCDERMOTT TECHNOLOGY, INC.
J. RAY MCDERMOTT UNDERWATER SERVICES, INC.
J. RAY MCDERMOTT WEST AFRICA HOLDINGS, INC.
J. RAY MCDERMOTT WEST AFRICA, INC.
J. RAY MCDERMOTT DE MEXICO, S.A. DE C.V.
MCDERMOTT TRADE CORPORATION
MENTOR SUBSEA TECHNOLOGY SERVICES, INC.
OFFSHORE PIPELINES INTERNATIONAL, LTD.
OPI VESSELS, INC.
OPMI, LTD.
SABINE RIVER REALTY, INC.
SPARTEC, INC.

By:
	Name:	James C. Lewis
	Title:	Treasurer of each of the above-named Guarantors

[Signature Page to Fifth Amendment]

J. RAY MCDERMOTT HOLDINGS, LLC J. RAY MCDERMOTT, INC.
By:
	Name:	James C. Lewis
	Title:	Vice President and Treasurer of each of the above-named Guarantors

MCDERMOTT SERVICOS DE CONSTRUCAO, LTDA.

By: J. Ray McDermott, Inc., its majority equity holder

By:
	Name:	James C. Lewis
	Title:	Vice President and Treasurer

OFFSHORE PIPELINES SDN. BHD.
By: Offshore Pipelines International, Ltd., its sole shareholder

By:
	Name:	James C. Lewis
	Title:	Treasurer

J. RAY MCDERMOTT (NIGERIA) LTD. MCDERMOTT INTERNATIONAL B.V.
By:
	Name:	Robert E. Stumpf
	Title:	Assistant Secretary of each of the above-named Guarantors

[Signature Page to Fifth Amendment]

Executed as a Deed by: J. RAY MCDERMOTT INTERNATIONAL VESSELS, LTD.
By:
	Name:	James C. Lewis
	Title:	Treasurer

In the presence of:
By:
	Name:	Robert E. Stumpf
	Title:	Attorney-in-Fact

[Signature Page to Fifth Amendment]

AGENT and LENDER:	CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent, Lender and Collateral Agent
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

LENDERS:	By signing below, you have indicated your consent to the Fifth Amendment to the Credit Agreement Name of Institution:

By:
Name:
Title:

[Signature Page to Fifth Amendment]

ADDITIONAL GUARANTORS:	Chartering Company (Singapore) Pte. Ltd.
Eastern Marine Services, Inc. Hydro Marine Services, Inc. International Vessels Ltd.
J. Ray McDermott (Aust.) Holding Pty. Limited
J. Ray McDermott Asia Pacific Pte. Ltd. J. Ray McDermott Contractors, Inc.
J. Ray McDermott Eastern Hemisphere Limited
J. Ray McDermott Far East, Inc.
J. Ray McDermott International Services Limited
J. Ray McDermott International, Inc.
J. Ray McDermott Middle East Inc.
McDermott (Malaysia) Sendirian Berhard
McDermott Caspian Contractors, Inc.
McDermott Far East, Inc.
McDermott Gulf Operating Company, Inc.
McDermott Industries (Aust.) Pty. Limited
McDermott Marine Construction Limited
McDermott Marine UK Limited
McDermott Old JV Office, Inc.
McDermott Overseas, Inc.
Mentor Engineering Consultants Limited
North Atlantic Vessel, Inc.
PT J. Ray McDermott Indonesia
J. Ray McDermott Canada Holding, Ltd.
J. Ray McDermott Canada, Ltd.
McDermott International Vessels, Inc.
J. Ray McDermott UK Ltd
J. Ray McDermott Underwater Services, Inc.

By:
	Name:	James C. Lewis
	Title:	Treasurer of each of the above-named Guarantors

[Signature Page to Fifth Amendment]

J. Ray McDermott Investments B.V. McDermott International Marine Investments N.V. Varsy International, N.V.
By:
Name:	Robert E. Stumpf
Title:	Assistant Secretary of each of the above- named Guarantors

McDermott Holdings (U.K.) Limited
By:
Name:	Robert E. Stumpf
Title:	Joint Secretary

McDermott Offshore Services Company, Inc.
By:
Name:	Robert E. Stumpf
Title:	Treasurer

[Signature Page to Fifth Amendment]

EXHIBIT A
[See attached]

Schedule I
To Credit Agreement
Revolving Commitments

Lender	Revolving Commitment
Bank of America, N.A.	$80,000,000.00
Calyon New York Branch	$80,000,000.00
Fortis Capital Corp.	$80,000,000.00
JPMorgan Chase Bank, N.A.	$80,000,000.00
Wachovia Bank, National Association	$80,000,000.00
Credit Suisse, Cayman Islands Branch	$80,000,000.00
Natixis Banques Populaires	$49,500,000.00
BNP	$40,000,000.00
Whitney National Bank	$40,000,000.00
Bank of Nova Scotia	$32,000,000.00
Compass	$25,000,000.00
Wells Fargo	$25,000,000.00
Mizuho Corporate Bank, Ltd.	$24,500,000.00
Amegy Bank National Association	$20,000,000.00
PNC Bank, National Association	$17,000,000.00
National City Bank	$16,000,000.00
UBS Loan Finance LLC	$16,000,000.00
Arab Banking Corporation	$15,000,000.00
Total	$800,000,000.00